Fees Summary	Nov. 17, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 16,109,820.22
Previously Paid Amount	0
Total Fee Amount	2,224.77
Total Offset Amount	0
Net Fee	$ 2,224.77